                                                                    EXHIBIT 10.1

                               SIXTH AMENDMENT TO
                              AMENDED AND RESTATED
                           GOLD CONSIGNMENT AGREEMENT
                           DATED AS OF MARCH 30, 2001
                           --------------------------

     THIS SIXTH AMENDMENT is made as of the 20th of August, 2004, among
SOVEREIGN BANK (formerly known as Rhode Island Hospital Trust National Bank), a
Federal Savings Bank with an office at One Financial Plaza, 3rd Floor,
Providence, Rhode Island 02903, as agent ("Agent") and as a bank ("Sovereign"
and together with the other lending institutions from time to time collectively, the "Institutions"), SOVEREIGN PRECIOUS METALS, LLC, a Pennsylvania limited liability company ("LLC"), FINLAY FINE JEWELRY CORPORATION, a Delaware corporation ("Finlay") and EFINLAY, INC. a Delaware corporation ("eFinlay").

                                WITNESSETH THAT:
                                ----------------

     WHEREAS, Sovereign, Finlay and eFinlay are parties to a certain Amended and
Restated Gold Consignment Agreement dated as of March 30, 2001, as amended by a
First Amendment to Amended and Restated Gold Consignment Agreement dated as of
December 31, 2001, as further amended by a Second Amendment to Amended and
Restated Gold Consignment Agreement dated as of September 30, 2002, as further amended by a Third Amendment to Amended and Restated Gold Consignment Agreement
dated as of April 4, 2003, as further amended by a Fourth Amendment to Amended and Restated Gold Consignment Agreement dated as of July 6, 2003 and as further amended by a Fifth Amendment to Amended and Restated Gold Consignment Agreement
dated as of May 27, 2004 (as amended, the "Consignment Agreement"), relating to the consignment by the Institutions to Finlay;

     WHEREAS, the parties desire to further amend and modify the Consignment
Agreement in certain respects;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Section 8.3 of the Consignment Agreement is hereby amended by deleting sections 8.3.2 and 8.3.3 and replacing them with the following:

          "8.3.2 Indebtedness to EBITDA. No Consignee will, and where applicable, will not permit its Subsidiaries to permit the ratio of (i) the aggregate principal amount of all Indebtedness for Borrowed Money of the
     Parent and its Subsidiaries on a consolidated basis as of any fiscal quarter ending date set forth in the table below to (ii) Consolidated
     EBITDA of the parent and its Subsidiaries for the period of four consecutive fiscal quarters ending on such fiscal quarter ending date in such table, to exceed the ratio set forth opposite such date in such table:

               Fiscal Quarter
                Ending Date:                       Ratio:
                ------------                       ------
                  4/30/04                        4.44:1.00
                  7/31/04                        4.44:1.00
                 10/31/04                        4.44:1.00
                  1/31/05                        3.30:1.00
                  4/30/05                        4.11:1.00
                  7/31/05                        4.11:1.00

     "8.3.3 MINIMUM EBITDA. No Consignee will, and where applicable, will not permit its Subsidiaries to permit Consolidated EBITDA of the Parent and its
Subsidiaries for any period of four consecutive fiscal quarters ending on any date set forth in the table below to be less that the amount set forth opposite such date in such table:

                   Date:                           Amount:
                ------------                       ------
                  4/30/04                       $67,450,000
                  7/31/04                       $64,600,000
                 10/31/04                       $63,650,000
                  1/31/05                       $63,650,000
                  4/30/05                       $64,600,000
                  7/31/05                       $64,600,000."

     2. Each of Finlay and eFinlay and the Agent hereby agree that, except as expressly provided herein, the terms and provisions of the Consignment Agreement remain unchanged and the Consignment Agreement remains in full force and effect in accordance with its terms. The term "Agreement" as used in the Consignment
Agreement and all references to the Consignment Agreement in any other documents or agreements among any of the parties hereto which relate to either Finlay or
eFinlay shall refer, from and after the date hereof, to the Consignment
Agreement as amended and supplemented by this Sixth Amendment.

     3. Each of Finlay and eFinlay hereby ratifies and reaffirms that (i) the representations and warranties contained in the Consignment Agreement, as amended by the terms hereof, are true and correct as of the date hereof, except that references to financial statements shall refer to the latest financial statements furnished pursuant to the Consignment Agreement and (ii) no Event of
Default (as defined in the Consignment Agreement) nor any event which with notice or the lapse of time, or both, would constitute an Event of Default exists as of the date hereof.

                [Remainder of the Page Intentionally Left Blank]

                                       2

         IN WITNESS WHEREOF, each of the parties hereto has caused this Fourth
Amendment to be executed in several counterparts, each of which shall be deemed to be an original as of the day and year first above written.

                                       SOVEREIGN BANK, as Agent and a Lender

                                       By: /s/ Jan Stinchfield
                                           -------------------------------------
                                           Name:  Jan Stinchfield
                                           Title: Vice President

                                       SOVEREIGN PRECIOUS METALS, LLC, as
                                       Agent and a Lender

                                       By: /s/ Jan Stinchfield
                                           -------------------------------------
                                           Name:  Jan Stinchfield
                                           Title: Vice President

                                       COMMERZBANK INTERNATIONAL S.A.

                                       By: /s/ Manfred Jahns
                                           -------------------------------------
                                           Name:  Manfred Jahns
                                           Title: Vice President

                                       By: /s/ E. Geister
                                           -------------------------------------
                                           Name:  E. Geister
                                           Title: Vice President

                                       FINLAY FINE JEWELRY CORPORATION

                                       By: /s/ Bruce E. Zurlnick
                                           -------------------------------------
                                           Name:  Bruce E. Zurlnick
                                           Title: Senior Vice President,
                                           Treasurer and CFO

                                       EFINLAY, INC.

                                       By: /s/ Bruce E. Zurlnick
                                           -------------------------------------
                                           Name:  Bruce E. Zurlnick
                                           Title: Senior Vice President,
                                           Treasurer and CFO

               [Signature page to Sixth Amendment to Amended and
                      Restated Gold Consignment Agreement]